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                           JPMORGAN U.S. EQUITY FUNDS

                      JPMorgan Trust Small Cap Equity Fund

                        Supplement dated January 5, 2005
                       to the Prospectus dated May 1, 2004

The following paragraph replaces comparable information under the heading "The Fund's Main Investment Strategy":

     Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The following paragraph is added under the heading "The Fund's Main Investment Strategy":

     The Fund's investments in equity securities may also include real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Effective February 19, 2005, the following paragraphs under the heading "The Fund's Main Investment Strategy" are hereby deleted in their entirety:

     The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

     Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Effective February 19, 2005, JPMorgan Trust Small Cap Equity Fund will change its name to JPMorgan Small Cap Core Fund. Therefore, all references to "JPMorgan Trust Small Cap Equity Fund" should be replaced with "JPMorgan Small Cap Core Fund."

Effective February 19, 2005, the information under the heading "Investment Process" is hereby deleted in its entirety and replaced with the following:

     In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio

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     management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

     The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

                                                                    SUP-TSCE-105